Exhibit 99.1
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                           CERTIFICATION PURSUANT TO
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                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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In connection with the Annual Report of AnnTaylor Stores Corporation (the
"Company") on Form 10-K for the period ended February 1, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, J. Patrick Spainhour, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:     March 14, 2003                  /s/J. Patrick Spainhour
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                                             J. Patrick Spainhour
                                             Chief Executive Officer



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.